                                                                    EXHIBIT 99.1


                                  $500,000,000

                                  (APPROXIMATE)

                       ADVANTA MORTGAGE LOAN TRUST 1998-3

           $500,000,000 Adjustable Rate Class A-1 Group I Certificates

             MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


           ADVANTA MORTGAGE CONDUIT SERVICES, INC. ("ADVANTA CONDUIT")
                                    DEPOSITOR

                     ADVANTA MORTGAGE CORP. USA ("ADVANTA")
                           SPONSOR AND MASTER SERVICER

                             Computational Materials


Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final Prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized its dissemination. A final Prospectus and Prospectus supplement may be obtained by contacting Salomon Smith Barney Syndicate Desk at (212) 783-3727.

--------------------------------------------------------------------------------
                                  CERTIFICATES
APPROXIMATE SIZE:                 $500,000,000
--------------------------------------------------------------------------------

TITLE OF SECURITIES:              Advanta Mortgage Loan Trust 1998-3, Class A-1
                                  Group I Floating Rate Certificates

DESCRIPTION OF COLLATERAL:        This MBIA-wrapped transaction is supported by
                                  a pool of adjustable rate, first and second lien Mortgages ("ARMs"). The aggregate Cut-off
                                  Date principal balance of the loans (initial loans) is expected to be approximately
                                  $400,000,000. The expected principal balance of subsequent loans to be funded
                                  ("prefunding") is expected to be
                                  approximately, $105,562,000.

PREPAYMENT ASSUMPTION:            25% CPR
                                  Actual prepayments may vary

AVG. LIFE TO CALL (APP.):         2.92  years

AVG. LIFE TO MATURITY (APP.):     3.18  years

EXPECTED MATURITY (TO CALL):      August 2006

EXPECTED MATURITY
(TO MATURITY):                    April 2016

COUPON:                           1M LIBOR + [  ] bps *

COUPON DAY COUNT:                 Actual/360

STEP UP COUPON:                   If the 10% clean up call is not exercised the
                                  Certificates spread to LIBOR steps up to 2 times its initial spread.

INTEREST CARRY FORWARD            The Supplemental Interest Amount with interest
                                  accrued at the pass through rate, may be paid with monies' otherwise due certain R
                                  Certificates, subject to certain limitations described in the Prospectus supplement.




* Subject to the lesser of: 1) 1 M LIBOR + [ ] bps; and 2) Available Funds Cap (calculated using the weighted average of the loan rates net of servicing fees, other ongoing fees of the trust and surety carveout of 75 bps after 6 months). Any difference (subject to the Maximum Rate) will be carried forward, i.e. the Supplemental Interest Amount.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

LEGAL FINAL:                      [October 2029]

PRICING DATE:                     September 9/10, 1998

SETTLEMENT DATE:                  September 23, 1998

CLEAN-UP CALL:                    The Master Servicer will have the right to
                                  purchase from the trust all collateral, within certain limitations on any remittance date after the outstanding aggregate mortgage balances of the mortgage loans in the trust has declined to 10% or less of the original mortgage balance of the trust.

FORM OF CERTIFICATES:             Book entry form, same day funds (through DTC,
                                  CEDEL or Euroclear).

MASTER SERVICER:                  Advanta Mortgage Corp. USA ("Advanta")

SERVICING FEE:                    50 basis points per annum.

TRUSTEE:                          Bankers Trust Company of California

PAYMENT DATE:                     The 25th day of each month or, if such day is
                                  not a business day, the next succeeding
                                  business day, beginning in October, 1998.

PAYMENT DELAY:                    No payment delay.

INTEREST ACCRUAL PERIOD:          Interest will accrue from the 25th day of the
                                  preceding month until the 24th day of the current month based on an actual/360 day count. For the first payment date, October, 1998, the Certificates will accrue interest from the settlement date, to October 25, 1998.

CERTIFICATE RATINGS:              The Certificates will be rated AAA/Aaa by
                                  Standard & Poor's and Moody's, respectively.

CERTIFICATE INSURER:              MBIA.  MBIA's claims-paying ability is rated
                                  AAA/Aaa by Standard and Poor's and Moody's.

CERTIFICATE:                      Timely interest and ultimate principal
                                  payments on the Certificates will be 100% guaranteed by MBIA.

ERISA CONSIDERATIONS:             All of the Certificates will be ERISA
                                  eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                  Revenue Code of the Plan's acquisition and ownership of such Certificates.

TRUST TAX STATUS:                 REMIC Trust.

LEGAL INVESTMENT:                 The Certificates will not be SMMEA eligible.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

CREDIT ENHANCEMENT:               1) Ongoing excess spread
                                  2) Overcollateralization, if applicable (1)
                                  3) Cross collateralization, if applicable (1)
                                  4) 100% wrap from MBIA guarantees timely
                                     payment of interest and ultimate payment of principal;
                                       (1) As required in the Pooling and
                                           Servicing Agreement

PROSPECTUS:                       The Certificates are being offered pursuant to
                                  a Prospectus supplemented by a Prospectus
                                  Supplement (together, the "Prospectus").
                                  Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                                  Sales of the Certificates may not be
                                  consummated unless the purchaser has received the Prospectus.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Weighted Average Life Sensitivity Table



---------------------------------------------------------------------------------------------------------
PREPAYMENT - CPR                     0%         10%       20%        25%       30%        40%       50%

TO CALL (10%)
-----------------------------
Weighted average life               20.89      7.26      3.70       2.92      2.37       1.67      1.22
Paydown window                        347       228       120         95        77         54        40
Expected final                      Aug-27     Sep-17    Sep-08     Aug-06    Feb-05     Mar-03    Jan-02

TO MATURITY
-----------------------------
Weighted average life               20.93      7.65      4.03       3.18      2.59       1.82      1.34
Paydown window                        358       347       261        211       174        123        92
Expected final                      Jul-28     Aug-27    Jun-20     Apr-16    Mar-13     Dec-08    May-06
---------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                         STATISTICAL CALCULATION DATE -
                                  GROUP I POOL

          Principal Amount                         $275,521,082.63
          Average Loan Balance                     $98,823.92
          Max Loan Size                            $649,704.69
          Lien Status                              99.96% 1st / .04 2nd
          Loan Type                                99.96% Non-Balloon
                                                   0.04% Balloon Contracts
          Property Type                            89.21% Single Family
          Occupancy                                96.15% Owner Occupied
          Weighted Avg. CLTV                       80.71%
          Coupon Range                             6.38% - 16.45
          Index                                    1.84% 12M CMT
                                                   98.16% 6M LIBOR
          Weighted Average Coupon                  10.16%
          Gross Margin Range                       2.12 - 11.40%
          Average Gross Margin                     6.18%
          Wtd. Ave. Rem. Mat.                      356.25 months
          Weighted Ave. Seasoning                  1.67 months
          Top State Concentrations                 15.56% CA, 12.44% MI,
                                                   5.78% FL, 5.57% OH, 5.06%
                                                   IL, 5.02% WA

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                     GROUP I
                             GEOGRAPHIC DISTRIBUTION

                                                                          % OF AGGREGATE
                       NUMBER OF MORTGAGE   AGGREGATE PRINCIPLE BALANCE      PRINCIPLE
       STATE                 LOANS                                            BALANCE
----------------------------------------------------------------------------------------
Alabama                          6                $    568,798.15               0.21%
Alaska                           4                     595,145.90               0.22
Arizona                         66                   6,068,759.94               2.20
Arkansas                         9                     480,994.87               0.17
California                     242                  42,878,146.76              15.56
Colorado                        85                   9,173,290.17               3.33
Connecticut                     28                   3,180,900.48               1.15
Delaware                        10                   1,134,849.74               0.41
District of Columbia             2                     183,378.59               0.07
Florida                        177                  15,929,986.69               5.78
Georgia                         37                   3,473,817.52               1.26
Idaho                           31                   2,697,000.00               0.98
Illinois                       135                  13,955,122.62               5.06
Indiana                         97                   6,266,783.03               2.27
Iowa                             8                     427,041.15               0.15
Kansas                          15                   1,117,671.40               0.41
Kentucky                        21                   1,584,407.04               0.58
Louisiana                       14                   1,564,561.57               0.57
Maine                           10                     767,967.43               0.28
Maryland                        60                   6,431,994.45               2.33
Massachusetts                   35                   4,076,526.86               1.48
Michigan                       459                  34,287,727.88              12.44
Minnesota                       18                   1,570,877.85               0.57
Mississippi                      9                     595,243.93               0.22
Missouri                        40                   2,680,723.50               0.97
Montana                          8                     840,096.33               0.30
Nebraska                         1                      54,000.00               0.02
Nevada                          86                  10,415,774.63               3.78
New Hampshire                    5                     431,062.18               0.16
New Jersey                      89                  11,616,729.04               4.22
New Mexico                      16                   1,243,827.10               0.45
New York                        56                   7,045,986.83               2.56
North Carolina                  49                   3,931,099.26               1.43
North Dakota                     2                     154,878.00               0.06
Ohio                           212                  15,356,363.15               5.57
Oklahoma                        31                   2,353,593.74               0.85
Oregon                          70                   7,941,302.80               2.88
Pennsylvania                   133                  11,209,391.43               4.07
Rhode Island                    15                   1,162,325.85               0.42
South Carolina                  16                   1,707,561.03               0.62
South Dakota                     1                      39,968.75               0.01
Tennessee                       29                   2,707,601.28               0.98
Texas                           53                   4,820,405.84               1.75
Utah                            62                   7,220,197.24               2.62
Vermont                          1                     202,630.41               0.07
Virginia                        38                   3,988,881.34               1.45
Washington                     114                  13,820,382.40               5.02
West Virginia                    7                     459,003.87               0.17
Wisconsin                       74                   4,995,883.00               1.81
Wyoming                          2                     110,418.61               0.04
----------------------------------------------------------------------------------------
Total                        2,788                $275,521,081.63             100.00%(1)
                                                   275,521,081.63

(1) Values may not equal 100% due to rounding.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                       DISTRIBUTION OF PRINCIPLE BALANCES

RANGE ON PRINCIPLE    NUMBER OF MORTGAGE LOANS                     % OF AGGREGATE
     BALANCES                                        BALANCE      PRINCIPLE BALANCE
-----------------------------------------------------------------------------------
     14 -   5,000                 1              $         14.56        0.00%
 10,001 -  15,000                 3                    44,486.59        0.02
 15,001 -  20,000                15                   269,754.55        0.10
 20,001 -  25,000                33                   758,162.07        0.28
 25,001 -  30,000                62                 1,744,510.35        0.63
 30,001 -  35,000                69                 2,253,562.66        0.82
 35,001 -  40,000               105                 3,980,244.41        1.44
 40,001 -  45,000               118                 5,061,938.79        1.84
 45,001 -  50,000               136                 6,517,995.97        2.37
 50,001 -  55,000               123                 6,479,790.90        2.35
 55,001 -  60,000               132                 7,585,506.93        2.75
 60,001 -  65,000               158                 9,933,429.67        3.61
 65,001 -  70,000               120                 8,135,939.23        2.95
 70,001 -  75,000               134                 9,727,882.63        3.53
 75,001 -  80,000               142                11,010,354.17        4.00
 80,001 -  85,000               109                 9,033,096.57        3.28
 85,001 -  90,000               110                 9,622,304.05        3.49
 90,001 -  95,000               104                 9,635,803.17        3.50
 95,001 - 100,000               106                10,363,398.17        3.76
100,001 - 150,000               614                74,444,654.34       27.02
150,001 - 200,000               193                33,156,247.10       12.03
200,001 - 250,000                99                22,017,066.12        7.99
250,001 - 300,000                47                12,710,498.62        4.61
300,001 - 350,000                27                 8,725,534.74        3.17
350,001 - 400,000                13                 4,933,016.34        1.79
400,001 - 450,000                 7                 3,004,497.50        1.09
450,001 - 500,000                 4                 1,895,884.63        0.69
500,001 - 550,000                 1                   527,200.00        0.19
600,001 - 649,705                 3                 1,948,306.80        0.71
-----------------------------------------------------------------------------------
Totals                        2,788              $275,521,081.63      100.00%(1)

(1) Values may not equal 100% due to rounding.

Minimum: $14.56
Maximum: $649,704.69
Weighted Average by Current Balance: $98,823.92


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                          DISTRIBUTION OF COUPON RATES

                           NUMBER OF      AGGREGATE PRINCIPLE    % OF AGGREGATE
RANGE OF COUPON RATES    MORTGAGE LOANS        BALANCE         PRINCIPLE BALANCE
--------------------------------------------------------------------------------
   6.375 -  7.000                3          $    379,010.05           0.14%
   7.001 -  8.000               71             8,287,530.52           3.01
   8.001 -  9.000              401            47,860,631.16          17.37
   9.001 - 10.000              752            84,107,745.63          30.53
  10.001 - 11.000              810            76,052,316.19          27.60
  11.001 - 12.000              442            36,644,688.43          13.30
  12.001 - 13.000              218            16,319,558.53           5.92
  13.001 - 14.000               71             4,429,560.83           1.61
  14.001 - 15.000               13               939,622.00           0.34
  15.001 - 16.000                5               427,648.98           0.16
  16.001 - 16.450                2                72,769.31           0.03
--------------------------------------------------------------------------------
Totals                       2,788          $275,521,081.63         100.00%(1)

(1) Values may not equal 100% due to rounding.

Minimum: 6.375%
Maximum: 16.450%
Weighted Average by Current Balance: 10.16%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                              DISTRIBUTION OF CLTV

RANGE OF CLTV RATIOS     NUMBER OF      AGGREGATE PRINCIPLE   % OF AGGREGATE PRINCIPLE
                       MORTGAGE LOANS         BALANCE                 BALANCE
--------------------------------------------------------------------------------------
   20.45 - 50.00             60           $  3,233,496.58               1.17%
   50.01 - 55.00             30              2,088,552.20               0.76
   55.01 - 60.00             59              3,972,123.34               1.44
   60.01 - 65.00             81              6,397,142.19               2.32
   65.01 - 70.00            167             13,173,413.31               4.78
   70.01 - 75.00            309             29,585,693.33              10.74
   75.01 - 80.00            798             77,320,958.19              28.06
   80.01 - 85.00            806             83,216,935.46              30.20
   85.01 - 90.00            464             54,724,307.49              19.86
   90.01 - 95.00             14              1,808,459.54               0.66
--------------------------------------------------------------------------------------
Total                     2,788           $275,521,081.63            100.00%(1)

(1) Values may not equal 100% due to rounding.

Minimum: 20.45%
Maximum: 95.00%
Weighted Average by Current Balance: 80.71%


                                  GROUP I POOL
                               DISTRIBUTION OF LTV

                        NUMBER OF     AGGREGATE PRINCIPLE   % OF AGGREGATE PRINCIPLE
RANGE OF LTV RATIOS   MORTGAGE LOANS        BALANCE                  BALANCE
------------------------------------------------------------------------------------
   20.45 - 50.00            62          $  3,339,060.13                1.21%
   50.01 - 55.00            30             2,088,552.20                0.76
   55.01 - 60.00            59             3,972,123.34                1.44
   60.01 - 65.00            81             6,397,142.19                2.32
   65.01 - 70.00           167            13,173,413.31                4.78
   70.01 - 75.00           309            29,585,693.33               10.74
   75.01 - 80.00           797            77,298,574.92               28.06
   80.01 - 85.00           806            83,216,935.46               30.20
   85.01 - 90.00           463            54,641,127.21               19.83
   90.01 - 95.00            14             1,808,459.54                0.66
------------------------------------------------------------------------------------
Total                    2,788          $275,521,081.63              100.00%(1)

(1) Values may not equal 100% due to rounding.

Minimum: 20.45%
Maximum: 95.00%
Weighted Average by Current Balance: 80.70%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                     REMAINING TERM TO MATURITY DISTRIBUTION

RANGE TERM     NUMBER OF MORTGAGE    AGGREGATE PRINCIPLE       % OF AGGREGATE
TO MATURITY          LOANS                 BALANCE           PRINCIPLE BALANCE
--------------------------------------------------------------------------------
 132 - 132               1            $     22,383.27               0.01%
 169 - 180              26               1,599,238.20               0.58
 217 - 228               3                 180,893.80               0.07
 229 - 240              27               1,726,749.28               0.63
 253 - 264               1                  64,600.00               0.02
 277 - 288               1                  64,500.00               0.02
 289 - 300               7                 659,139.28               0.24
 325 - 336               1                  68,355.72               0.02
 337 - 348               3                 184,620.13               0.07
 349 - 360           2,718             270,950,601.95              98.34
--------------------------------------------------------------------------------
Total                2,788            $275,521,081.63             100.00%(1)

(1) Values may not equal 100% due to rounding.

Minimum: 132.00
Maximum: 360.00
Weighted Average by Current Balance: 356.25


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                            DISTRIBUTION OF SEASONING

                  NUMBER OF      AGGREGATE PRINCIPLE   % OF AGGREGATE PRINCIPLE
 SEASONING      MORTGAGE LOANS        BALANCE                   BALANCE
--------------------------------------------------------------------------------
  0 -   6           2,767          $273,507,341.06               99.27%
  7 -  12              17             1,806,737.17                0.66
 13 -  18               3               184,620.13                0.07
163 - 168               1                22,383.27                0.01
--------------------------------------------------------------------------------
Total               2,788          $275,521,081.63              100.00%(1)

(1) Values may not equal 100% due to rounding.

Minimum: 0.00
Maximum: 168.00
Weighted Average by Current Balance: 1.67


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                               MARGIN DISTRIBUTION

 MARGIN RANGE    NUMBER OF MORTGAGE    AGGREGATE PRINCIPLE     % OF AGGREGATE
                       LOANS                BALANCE           PRINCIPLE BALANCE
--------------------------------------------------------------------------------
 2.12 -  3.00             74            $  7,719,429.15             2.80%
 3.01 -  4.00             98              10,967,687.13             3.98
 4.01 -  5.00            408              42,783,091.28            15.53
 5.01 -  6.00            717              71,929,714.99            26.11
 6.01 -  7.00            695              67,941,939.30            24.66
 7.01 -  8.00            461              46,292,300.14            16.80
 8.01 -  9.00            219              18,227,761.31             6.62
 9.01 - 10.00             96               8,043,849.93             2.92
10.01 - 11.00             19               1,576,829.29             0.57
11.01 - 11.40              1                  38,479.11             0.01
--------------------------------------------------------------------------------
Total                  2,788            $275,521,081.63           100.00%(1)

(1) Values may not equal 100% due to rounding.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                           LIFETIME FLOOR DISTRIBUTION

LIFETIME FLOOR RANGE    NUMBER OF MORTGAGE    AGGREGATE PRINCIPLE    % OF AGGREGATE
                              LOANS                BALANCE          PRINCIPLE BALANCE
-------------------------------------------------------------------------------------
   2.700 -  2.999                 1             $     31,365.00           0.01%
   3.500 -  3.999                 2                  186,145.99           0.07
   4.000 -  4.499                26                2,649,566.19           0.96
   4.500 -  4.999                51                5,030,077.40           1.83
   5.000 -  5.499               102                9,597,449.51           3.48
   5.500 -  5.999               134               11,971,639.27           4.35
   6.000 -  6.499                40                3,574,286.79           1.30
   6.500 -  6.999                43                3,214,652.42           1.17
   7.000 -  7.499                31                2,801,617.10           1.02
   7.500 -  7.999               260               25,920,356.21           9.41
   8.000 -  8.499                73                8,205,371.99           2.98
   8.500 -  8.999               229               26,883,611.44           9.76
   9.000 -  9.499               188               21,752,482.80           7.90
   9.500 -  9.999               340               40,555,128.10          14.72
  10.000 - 10.499               274               27,455,697.07           9.97
  10.500 - 10.999               359               35,395,472.43          12.85
  11.000 - 11.499               210               17,055,338.70           6.19
  11.500 - 11.999               170               14,584,298.31           5.29
  12.000 - 12.499               105                8,257,616.79           3.00
  12.500 - 12.999                76                5,509,553.78           2.00
  13.000 - 13.499                40                2,572,514.74           0.93
  13.500 - 13.999                21                1,346,734.47           0.49
  14.000 - 14.499                 8                  678,457.32           0.25
  14.500 - 14.999                 2                   36,878.50           0.01
  15.000 - 15.499                 1                  182,000.00           0.07
  16.000 - 16.450                 2                   72,769.31           0.03
-------------------------------------------------------------------------------------
Total                         2,788             $275,521,081.63         100.00%(1)

(1) Values may not equal 100% due to rounding.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                            NEXT RATE ADJUSTMENT DATE

 DATE         NUMBER OF MORTGAGE      AGGREGATE PRINCIPLE       % OF AGGREGATE
                    LOANS                  BALANCE             PRINCIPLE BALANCE
--------------------------------------------------------------------------------
Aug-98                  1              $     22,383.27                0.01%
Sep-98                  1                    38,984.87                0.01
Oct-98                 13                 1,687,343.29                0.61
Nov-98                 25                 3,043,072.03                1.10
Dec-98                 18                 1,931,580.83                0.70
Jan-99                 13                 1,875,650.24                0.68
Feb-99                  4                   339,304.40                0.12
Jun-99                  1                    57,768.25                0.02
Jul-99                  1                    74,593.83                0.03
Sep-99                  2                   320,075.92                0.12
Oct-99                  1                    78,673.81                0.03
Dec-99                  1                    39,771.12                0.01
Jan-00                  4                   486,391.53                0.18
Feb-00                 11                 1,169,290.31                0.42
Mar-00                 14                   896,231.36                0.33
Apr-00                149                14,719,841.56                5.34
May-00                187                20,222,182.26                7.34
Jun-00                357                39,036,246.00               14.17
Jul-00                400                45,164,270.75               16.39
Aug-00                144                16,317,503.84                5.92
Dec-00                  1                    33,526.11                0.01
Jan-01                  3                   462,921.40                0.17
Feb-01                 10                   993,942.35                0.36
Mar-01                 13                 1,419,908.42                0.52
Apr-01                 51                 5,138,681.90                1.87
May-01                 80                 9,886,723.38                3.59
Jun-01                294                24,847,893.90                9.02
Jul-01                485                40,363,687.51               14.65
Aug-01                242                19,563,920.14                7.10
Jan-03                  1                   114,512.43                0.04
Feb-03                  1                    66,932.29                0.02
Mar-03                  2                   218,223.54                0.08
Apr-03                  7                   641,934.85                0.23
May-03                 12                   931,525.10                0.34
Jun-03                 60                 5,062,759.03                1.84
Jul-03                116                11,591,413.79                4.21
Aug-03                 63                 6,661,416.02                2.42
--------------------------------------------------------------------------------
Total               2,788              $275,521,081.63              100.00%(1)

(1) Values may not equal 100% due to rounding.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                  GROUP I POOL
                           PROPERTY TYPE DISTRIBUTION

   PROPERTY TYPE           NUMBER OF      AGGREGATE PRINCIPLE   % OF AGGREGATE PRINCIPLE
                         MORTGAGE LOANS         BALANCE                  BALANCE
----------------------------------------------------------------------------------------
2 Unit                         75          $  7,185,361.25                 2.61%
3-4 Unit                       21             2,517,329.47                 0.91
Blanket Mortgages (<3)          4               524,414.92                 0.19
Blanket Mortgages (3+)          1               254,766.36                 0.09
Condo                         101             9,892,166.85                 3.59
Manufactured                   86             6,596,896.86                 2.39
SFR                         2,458           245,801,066.08                89.21
Townhouse                      42             2,749,079.84                 1.00
----------------------------------------------------------------------------------------
Total                       2,788          $275,521,081.63               100.00%(1)

(1) Values may not equal 100% due to rounding.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.